U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

Diagnostic Products Corporation

(Exact name of Registrant as specified in its charter)

California	1-9957	95-2802182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5210 Pacific Concourse Drive, Los Angeles, California 90045

(Address of principal executive offices) (Zip Code)

(310) 725-7039

(Registrant’s telephone number, including area code)

5700 West 96th Street, Los Angeles, California 90045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES

Diagnostic Products Corporation
Current Report on Form 8-K

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	On December 8, 2004, the Company’s Board of Directors appointed John Reith a director. The Board of Directors determined that Mr. Reith is “independent” within the meaning of the rules of the New York Stock Exchange. Mr. Reith was also appointed to the Audit Committee and the Nominating/Governance Committee of the Board.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2004	DIAGNOSTIC PRODUCTS CORPORATION

	By:	/S/ James L. Brill James L. Brill, Vice President, Finance

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